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                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                        Group Variable Annuity Contracts
               Lincoln Life & Annuity Variable Annuity Account L

       Supplement dated July 12, 1999, to the Prospectus dated May 1, 1999

The following information supplements Lincoln Life New York's Account L prospectus and should be read in conjunction with it.

On August 6, 1999 we will close the Growth II Account and replace VP Capital Appreciation with the Lincoln National Aggressive Growth Fund. As of this date, you will no longer be able to allocate any contributions to the Growth II Account.

On August 6, 1999 we will close the Socially Responsible Account and replace the Calvert Social Balanced Portfolio with the Lincoln National Social Awareness Fund. As of this date, you will no longer be able to allocate any contributions to the Socially Responsible Account.

On August 6, 1999 we will transfer any account value you have in the Growth II Account to the Mid Cap Growth Account, which invests in the Lincoln National Aggressive Growth Fund; and any account value you have in the Socially Responsible Account to the Social Awareness Account, which invests in the Lincoln National Social Awareness Fund.

For at least 30 days after August 6, 1999, you may transfer all or a portion of your account value we transferred to the Mid Cap Growth Account or the Social Awareness Account to any other sub-account(s) available under the Contract. During this time we will not exercise our rights to impose fees or restrictions on such transfers.